UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
 _______________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
 _______________
Date of Report: January 11, 2018
(Date of earliest event reported)
 _______________
TENET HEALTHCARE CORPORATION
(Exact name of Registrant as specified in its charter)

Nevada	1-7293	95-2557091
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
1445 Ross Avenue, Suite 1400
Dallas, Texas 75202
(Address of principal executive offices, including zip code)
(469) 893-2200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets.
On January 11, 2018, Tenet Healthcare Corporation (the “Company”) completed its previously announced sale of its two Philadelphia-area acute care hospitals, Hahnemann University Hospital and St. Christopher's Hospital for Children, and other related operations in Philadelphia, including physician practices (the "Divested Assets"). Affiliates of Paladin Healthcare Capital, LLC purchased the Divested Assets for a base purchase price of $170 million, which is subject to customary purchase price adjustments and includes a $17.5 million secured promissory note (the “Transaction”).
Additional information regarding the Transaction is provided in the Current Report on Form 8-K filed by the Company on September 1, 2017.
Unaudited pro forma financial information relating to the Transaction is furnished in Item 9.01 of this Current Report on Form 8-K.

Item 7.01.	Regulation FD Disclosure.
On January 11, 2018, the Company issued a press release announcing the completion of the Transaction. The press release is furnished as Exhibit 99.1 hereto.

Item 9.01.	Financial Statements and Exhibits.
(b) Pro Forma Financial Information
The Company’s Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2017 and Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2016 and the nine months ended September 30, 2017 (collectively, the “Unaudited Pro Forma Financial Statements”) are furnished as Exhibit 99.2 hereto and are based on the Company’s historical consolidated results of operations and financial position, adjusted to give effect to the Transaction. The Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2017 has been prepared to present the Company’s financial condition as if the Transaction had occurred on September 30, 2017. The Unaudited Pro Forma Condensed Consolidated Statements of Operations for the year ended December 31, 2016 and the nine months ended September 30, 2017 have been prepared to present the Company’s results of operations as if the Transaction had occurred on January 1, 2016.
The Unaudited Pro Forma Financial Statements and the accompanying notes should be read together with the Company’s audited consolidated financial statements and accompanying notes as of and for the year ended December 31, 2016, and Management’s Discussion and Analysis of Financial Condition and Results of Operations included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 and Quarterly Report on Form 10-Q for the nine months ended September 30, 2017.
(d) Exhibits

99.1	Press Release issued on January 11, 2018
99.2	Unaudited Pro Forma Financial Statements and accompanying notes

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENET HEALTHCARE CORPORATION

Date: January 11, 2018	By:	/s/ R. Scott Ramsey
R. Scott Ramsey
Vice President and Controller
(Principal Accounting Officer)

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